UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

      Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) August 11, 2005
                                                        -----------------



                           Roundy's Supermarkets, Inc.
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                (Exact name of registrant as specified in its charter)


        Wisconsin                     002-94984                  39-0854535
 ---------------------------      -------------------        -------------------
(State or other Jurisdiction     (Commission File               (IRS Employer
     of Incorporation)                Number)                Identification No.)


              875 E. Wisconsin Avenue, Milwaukee, Wisconsin 53202
     -----------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (414) 231-5000
                                                           --------------

                                Roundy's, Inc.
                            ----------------------
          (Former name or former address, if changed since last report)



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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
            Soliciting material pursuant to Rule 14a-12 under the Exchange
            Act (17 CFR 240.14a-12)
            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition
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On August 11, 2005, Roundy's Supermarkets, Inc. f/k/a Roundy's, Inc. ("Roundy's"
or the "Company") issued a press release (Exhibit 99.1 attached hereto) announcing financial results for the three-month and six-month periods ended
July 2, 2005. This information, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly identified therein as being incorporated therein by reference.

EBITDA (as defined in the press release) is not a financial measure under generally accepted accounting principles ("GAAP") and should not be considered in isolation from, or as an alternative to, cash flow from operating activities, net income or any other GAAP measure as an indicator of the Company's operating performance or liquidity. EBITDA as presented therein may not be comparable to similarly-titled measures reported by other companies. The Company's management believes the presentation of this measure provides useful information to investors and others for a number of reasons. The Company uses EBITDA as one of many measures to evaluate the operating performance and liquidity of the business as well as for compensation purposes. In addition, EBITDA is used in the calculation of certain of the Company's credit ratios under its senior credit facility, compliance with which is essential to continued credit availability under that facility. EBITDA is also used to calculate certain ratios under the indenture to the Company's senior subordinated notes. Lastly, the Company believes that EBITDA is also used by many investors, securities analysts, lenders and others as a performance or liquidity measure to assist them in making informed investment or credit decisions.

Item 8.01         Other Event
-----------------------------

On July 28, 2005, the Company issued a press release (Exhibit 99.2 attached hereto) announcing its plan to transition approximately 50 independent retailer locations currently serviced by the Company's Steven's Point and Oconomowoc distribution centers to SUPERVALU INC.'s Green Bay and Pleasant Prairie, Wisconsin distribution centers.

Item 9.01         Financial Statements and Exhibits
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(a)      None
(b)      None
(c) Exhibit 99.1 Press Release issued on August 11, 2005 announcing financial results for the three-month and six-month periods ended July 2, 2005.

         Exhibit 99.2 Press Release issued on July 28, 2005 announcing the Company's plan to transition approximately 50 independent retailer locations to SUPERVALU INC.

                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            Roundy's Supermarkets, Inc.
                                            ---------------------------
                                            (Registrant)



Date:    August 11, 2005                    BY:/s/DARREN W. KARST
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                                            Darren W. Karst
                                            Executive Vice President
                                            and Chief Financial Officer